Pacer Emerging Markets Cash Cows 100 ETF
Schedule of Investments
July 31, 2023 (Unaudited)
	Shares	Value
COMMON STOCKS - 91.8%
Brazil - 8.8%
Ambev SA - ADR	396,932	$1,238,428
CPFL Energia SA	126,306	960,233
CSN Mineracao SA	433,590	408,031
GPS Participacoes e Empreendimentos SA	13,442	49,547
Magazine Luiza SA (a)	434,937	308,123
Telefonica Brasil SA - ADR (b)	105,629	948,548
TIM SA - ADR (b)	34,561	521,871
Vale SA - ADR	87,522	1,280,447
Vibra Energia SA	54,449	196,782
		5,912,010
Cayman Islands - 3.9%
Geely Automobile Holdings Ltd.	358,616	517,767
JD Logistics, Inc. (a)(c)	302,544	510,518
JD.com, Inc. - ADR (b)	34,470	1,423,956
Zhen Ding Technology Holding Ltd.	50,834	169,843
		2,622,084
Chile - 1.8%
Cencosud SA	216,207	464,657
Sociedad Quimica y Minera de Chile SA - ADR (b)	10,690	787,746
		1,252,403
China - 18.8%
Aluminum Corp. of China Ltd. - Class H	2,582,486	1,274,868
AviChina Industry & Technology Co Ltd. - Class H	986,060	493,100
China Coal Energy Co. Ltd. - Class H	1,521,850	1,098,618
China Communications Services Corp. Ltd. - Class H	519,849	246,630
China Feihe Ltd. (c)	403,680	245,865
China Shenhua Energy Co. Ltd. - Class H	369,035	1,102,529
China Tower Corp. Ltd. - Class H (c)	10,532,997	1,188,506
COSCO SHIPPING Holdings Co. Ltd. - Class H	1	1
Dongfeng Motor Group Co. Ltd. - Class H	2,132,288	995,208
Kingsoft Corp. Ltd.	39,546	169,108
PetroChina Co. Ltd. - Class H	1,758,745	1,283,163
Sinopharm Group Co. Ltd. - Class H	286,975	899,683
Sinotruk Hong Kong Ltd.	446,952	935,293
Tianqi Lithium Corp. - Class H	170,310	1,059,128
Topsports International Holdings Ltd. (c)	355,265	325,706
Yangzijiang Shipbuilding Holdings Ltd.	277,954	321,902
Yankuang Energy Group Co. Ltd. - Class H	699,088	1,048,780
		12,688,088
Greece - 2.1%
Hellenic Telecommunications Organization SA	20,587	324,820
Jumbo SA	2,600	77,585
Motor Oil Hellas Corinth Refineries SA	27,434	693,768
OPAP SA	17,379	305,924
		1,402,097
Hong Kong - 1.0%
Kunlun Energy Co. Ltd.	802,406	653,333
Hungary - 0.1%
Richter Gedeon Nyrt	3,495	88,163
Indonesia - 6.2%
Adaro Energy Tbk PT	8,858,751	1,415,755
Astra International Tbk PT	2,278,285	1,034,898
Telkom Indonesia Persero Tbk PT - ADR	30,757	754,469
United Tractors Tbk PT	540,973	987,419
		4,192,541
Kuwait - 0.4%
Mobile Telecommunications Co. KSCP	151,490	256,922
Malaysia - 1.0%
Petronas Chemicals Group Bhd	449,736	693,206
Mexico - 6.9%
Arca Continental SAB de CV	39,187	393,180
Coca-Cola Femsa SAB de CV - ADR	4,496	379,103
Fomento Economico Mexicano SAB de CV - ADR	7,242	820,156
Grupo Aeroportuario del Sureste SAB de CV - ADR	917	259,502
Grupo Mexico SAB de CV	254,895	1,326,002
Kimberly-Clark de Mexico SAB de CV - Class A	69,044	162,828
Wal-Mart de Mexico SAB de CV	310,968	1,295,313
		4,636,084
Qatar - 1.6%
Industries Qatar QSC	297,028	1,087,743
Russia - –% (d)(e)
Alrosa PJSC (a)	91,900	–
Inter RAO UES PJSC	1,901,988	–
Lukoil PJSC - ADR (a)	2,652	–
Magnit PJSC	4	–
Magnit PJSC (a)	1,958	–
Magnitogorsk Iron & Steel Works PJSC - GDR (a)	2,458	–
Magnitogorsk Iron & Steel Works PJSC (a)	106,418	–
Severstal PAO - GDR (a)	2,129	–
Severstal PAO (a)	9,320	–
Surgutneftegas PJSC	477,461	–
Tatneft PJSC	3,600	–
		–
South Africa - 7.5%
Anglo American Platinum Ltd.	13,944	694,262
Clicks Group Ltd.	6,051	94,914
Exxaro Resources Ltd.	59,778	541,566
Impala Platinum Holdings Ltd.	84,123	606,800
Kumba Iron Ore Ltd.	19,482	532,266
MTN Group Ltd.	97,645	764,671
MultiChoice Group	33,932	167,936
Northam Platinum Holdings Ltd. (a)	33,315	281,479
Shoprite Holdings Ltd.	24,234	350,154
Sibanye Stillwater Ltd. - ADR (b)	38,134	294,776
Vodacom Group Ltd.	73,459	484,572
Woolworths Holdings Ltd.	58,729	262,714
		5,076,110
Taiwan - 15.8%
Acer, Inc.	306,123	340,932
Asustek Computer, Inc.	31,143	360,716
Catcher Technology Co. Ltd.	42,826	236,435
Chicony Electronics Co. Ltd.	51,601	171,585
China Airlines Ltd.	552,308	438,486
Compal Electronics, Inc.	794,769	770,074
Eva Airways Corp.	822,227	961,508
Evergreen Marine Corp Taiwan Ltd.	243,174	804,737
Innolux Corp. (f)	0	0
Inventec Corp.	295,120	598,194
Largan Precision Co. Ltd.	4,031	278,982
Lite-On Technology Corp.	102,067	488,794
Micro-Star International Co. Ltd.	62,129	384,519
Nan Ya Printed Circuit Board Corp.	26,901	212,287
Novatek Microelectronics Corp.	21,451	289,413
Pou Chen Corp.	449,284	446,761
Quanta Computer, Inc.	245,261	1,861,319
Unimicron Technology Corp.	76,077	446,636
Wistron Corp.	260,523	1,173,023
Wiwynn Corp.	7,200	407,809
		10,672,210
Thailand - 6.5%
Advanced Info Service PCL	75,443	498,123
Banpu PCL	2,570,568	732,222
Indorama Ventures PCL	364,784	365,011
PTT Exploration & Production PCL	292,281	1,361,978
PTT PCL	1,376,442	1,407,456
		4,364,790
Turkey - 7.4%
BIM Birlesik Magazalar AS	22,277	178,677
Enka Insaat ve Sanayi AS (f)	0	0
KOC Holding AS	291,035	1,458,267
Tofas Turk Otomobil Fabrikasi AS	38,829	435,233
Turk Hava Yollari AO (a)	165,384	1,438,215
Turkcell Iletisim Hizmetleri AS	145,003	278,244
Turkiye Petrol Rafinerileri AS	315,587	1,211,149
		4,999,785
United Arab Emirates - 2.0%
Fertiglobe PLC	1,110,150	1,082,071
National Marine Dredging Co. (a)	49,755	297,752
		1,379,823
TOTAL COMMON STOCKS (Cost $60,131,605)		61,977,392

PREFERRED STOCKS - 5.4%
Brazil - 5.4%
Cia Energetica de Minas Gerais - ADR	235,765	620,062
Cia Paranaense de Energia	126,468	223,316
Gerdau SA - ADR	111,866	687,976
Metalurgica Gerdau SA	236,526	686,256
Petroleo Brasileiro SA - ADR	110,529	1,458,983
		3,676,593
TOTAL PREFERRED STOCKS (Cost $2,983,035)		3,676,593
	Principal Amount
SHORT-TERM INVESTMENTS - 1.2%
Money Market Deposit Accounts - 1.2%
U.S. Bank Money Market Deposit Account, 4.210% (g)	$807,471	807,471
TOTAL SHORT-TERM INVESTMENTS (Cost $807,471)		807,471
	Shares
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING- 5.4%
Mount Vernon Liquid Assets Portfolio, LLC, 5.440% (g)	3,612,054	3,612,054
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $3,612,054)		3,612,054

Total Investments (Cost $67,534,165) - 103.8%		70,073,510
Liabilities in Excess of Other Assets - (3.8)%		(2,588,523)
TOTAL NET ASSETS - 100.0%		$67,484,987

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of July 31, 2023. The total value of securities on loan is $3,536,179 or 5.2% of net assets.
(c)
Security exempt from registration under Rule 144(c) and Regulation S of the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund's liquidity guidelines.
The value of these securities total $2,270,595, which represents 3.4% of net assets.

(d)	Value determined using significant unobservable inputs.
(e)	Less than 0.05%.
(f)	Less than 0.5 shares and $0.50.
(g)	The rate shown is as of July 31, 2023.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

Summary of Fair Value Disclosure at July 31, 2023 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The financial statements have been prepared in conformity with accounting principals generally accepted in the United States of America (“GAAP”). The Funds are investment companies that follow the accounting and reporting guidelines of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities, including master limited partnerships ("MLPs"), listed on a securities exchange, market or automated quotation system for which quotations are readily available, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, except for securities listed on Nasdaq Global Market (“Nasdaq”). If, on a particular day, there is no such reported sale, then the most recent quoted bid price will be used. For securities traded on Nasdaq, the Nasdaq Official Closing Price (“NOCP”) will be used. If a Fund holds foreign shares of a security for which there is no reported volume, and there is an actively trading local version of the security, the last quoted sale price of the local security shall be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Investments in other open-end investment companies, including money market funds, are valued at the investment company’s net asset value per share, with the exception of exchange-traded open-end investment companies, which are priced as equity securities described above.

Fixed-income securities are normally valued on the basis of quotes obtained from independent pricing services in accordance with procedures adopted by the Board of Trustees. The independent pricing services may employ methodologies that utilize market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at amortized cost, which, when combined with accrued interest, approximates market value.
                                                                                                                                                                                                                                                                                                                                                                                                                                                                                            Options on securities that are listed on an exchange shall be valued at the sale price on such exchange (or any other exchange on which such options are listed) having the trade closest to the close of the New York Stock Exchange (“NYSE”) on the day of valuation or, if there was no sale on any of the applicable options exchanges on such day, at the mean between the highest bid and lowest ask price on any of such exchanges on such day closest to the close of the NYSE on such day. On the last trading day prior to expiration, expiring options may be priced at intrinsic value.
                                                                                                                                                                                                                                                                                                                                                                                                                                                                                             Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the twenty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent source.

Futures contracts are valued at the settlement price on the exchange on which they are principally traded.

Units of Mount Vernon Liquid Assets Portfolio are not traded on an exchange and are valued at the investment company’s NAV per share as provided by its administrator.

Deposit accounts are valued at acquisition cost, which approximates fair value.

The Trust's Valuation Procedures provide for the designation of the Adviser as "Valuation Designee". If no quotation is available from either a pricing service, or one or more brokers or there is reason to question the reliability or accuracy of a quotation supplied, securities are valued at fair value as determined in good faith, by the Valuation Designee pursuant to procedures established by the Funds' Board of Trustees (the "Board").

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of July 31, 2023:

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$ 61,977,392	$ -	$ 0	$ -	$ 61,977,392
Preferred Stocks	3,676,593	-	-	-	3,676,593
Short-Term Investments	807,471	-	-	-	807,471
Investments Purchased with Proceeds from Securities Lending	-	-	-	3,612,054	3,612,054
Total Investments in Securities	$ 66,461,456	$ -	$ -	$ 3,612,054	$ 70,073,510
^ See the Schedules of Investments for sector breakouts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

ECOW	Balance as of 4/30/2023	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Out of Level 3	Transfers Into Level 3	Balance as of 7/31/2023
Common Stocks	$0	$-	$-	$-	$-	$-	$-	$0

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

ECOW	Fair Value as of 7/31/2023	Valuation Techniques	Unobservable Input	Impact to Valuation From an Increase to Input
Common Stocks	$0	Market comparable companies	Discount for lack of marketability	$0.00

* Table presents information for eleven securities, which due to the Russian foreign exchange restrictions, are not actively trading.